ANNUAL REPORT

MAY 31, 1999


Mercury
U.S. Large Cap
Fund


OF MERCURY ASSET
MANAGEMENT FUNDS, INC.


MERCURY ASSET MANAGEMENT LOGO




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Fund seeks long-term capital growth through investments primarily in a diversified portfolio of equity securities of large cap companies located in the United States that Fund management believes are undervalued or have good prospects for earnings growth. The Fund will seek to achieve its objective by investing all of its assets in Mercury Master U.S. Large Cap Portfolio of Mercury Asset Management Master Trust, which has the same investment objective as the Fund. The Fund's investment experience will correspond to the investment experience of the Portfolio.







Mercury U.S. Large Cap Fund of
Mercury Asset Management Funds, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




MERCURY MASTER U.S. LARGE CAP
PORTFOLIO


SECTOR REPRESENTATION


A pie chart illustrating the following percentages
(As a Percentage of Net Assets as of May 31, 1999)

Basic Industry                0.9%
Technology                   19.9%
Finance                      15.5%
Communications               14.1%
Consumer Cyclical            12.6%
Capital Goods                10.0%
Health Care                   9.8%
Energy/Natural Resources      7.5%
Consumer Staples              6.8%
Cash & Cash Equivalents       2.9%



INVESTMENTS AS OF May 31, 1999

                                                        Percent of
Ten Largest Holdings                                    Net Assets

Microsoft Corporation                                      5.0%
General Electric Company                                   4.3
Mobil Corporation                                          3.3
Sprint Corp. (FON Group)                                   3.2
Wal-Mart Stores, Inc.                                      3.1
United Technologies Corporation                            2.9
Exxon Corporation                                          2.8
American International Group, Inc.                         2.7
MCI WorldCom Inc.                                          2.6
American Express Company                                   2.4


                                                        Percent of
Ten Largest Industries                                  Net Assets

Computer & Office Equipment                               15.2%
Telephones                                                14.1
Retailing                                                  9.4
Pharmaceuticals                                            8.1
International Oil                                          6.1
Electrical Equipment                                       6.1
Finance Companies                                          5.5
Regional Banks                                             5.3
Electronics                                                4.6
Insurance                                                  3.7



           May 31, 1999  2  Mercury U.S. Large Cap Fund



DEAR SHAREHOLDER


We are pleased to provide you with this first annual report to shareholders for Mercury U.S. Large Cap Fund. The Fund's main goal is long-term capital growth. The Fund will seek to achieve its objective by investing all of its assets in Mercury Master U.S. Large Cap Portfolio of Mercury Asset Management Master Trust, which has the same investment objective as the Fund. The Fund's investment experience will correspond directly to the investment experience of the Portfolio. In this and future reports to shareholders, we will provide information on the Fund's performance, discuss our investment strategies, and highlight some of the Portfolio's holdings. Complete performance information can be found on pages 6 and 7 of this report to shareholders.

Fiscal Year in Review
Since inception (January 29, 1999) through May 31, 1999, Mercury U.S. Large Cap Fund's Class I, Class A, Class B and Class C Shares had total returns of -0.90%, -1.00%, -1.20% and -1.20%, respectively. This compares with total returns of +1.19% for the Lipper Growth Funds average and +2.20% for the unmanaged Standard & Poor's 500 (S&P 500) Index for the same period. While the Fund outperformed both the Lipper average and the S&P 500 by March 31, 1999, its performance suffered in April when investor focus shifted from growth to value, from high-quality issues to lower-quality issues, and from large cap issues to mid and small cap issues.

During the period under review, the Portfolio benefited from its strong weighting in communications stocks with Sprint Corp. and Global Crossing Ltd. performing particularly well. America Online, Inc. (AOL) was also a strong contributor to performance over the period as a whole, despite being very weak during April and May 1999. On the negative side, the Portfolio was hurt by overweightings in pharmaceuticals, technology and food and drug retailers.

Investment Environment
After an energetic first quarter and further strength in April, the US stock market wavered in May at the first sign of a build-up of inflationary pressures. The Federal Reserve Board, which has viewed inflationary pressures as benign, indicated that it was adopting a bias toward tightening interest rates, the first time it has done so in nearly a year. Concerns over higher inflation arose when the April consumer price index (CPI) rose 0.7%, the biggest gain in nearly nine years. Driven by a surge in energy prices, the CPI increase was well above the consensus estimate of 0.4% and the previous month's figure of 0.2%. Consequently, bond yields rose toward 6% during May, having been as low as 5.09% at the beginning of the year. It was not surprising that higher valuation stocks were the hardest hit by the rise in bond yields.


           May 31, 1999  3  Mercury U.S. Large Cap Fund


During the first quarter of 1999, gross domestic product growth rose at a 4.5% annual rate on the strength of consumer spending as confidence surged for the seventh straight month in May. For the year, growth rates have been revised up, with the consensus currently in the range of 3%--4%. Unemployment remained low at 4.3% in April, compared to 4.2% in March. Wage pressures were dormant and home sales fell 3.3% as mortgage rates began to move up.

Meanwhile, the strong surge in investment growth is also raising capacity and competition. As a result, profit margins have come under pressure, but increased efficiency in US companies should help their position against foreign competition.

Portfolio Activities
Since the Portfolio's inception, we have held an overweight position in the technology and communications sectors. These two sectors were the key drivers of the Fund's performance for most of the first quarter of 1999. In the last two months however, sector rotation out of growth stocks into value stocks and more significantly, fears over an interest rate hike have hampered the performance of software and Internet stocks, dragging down the gains in key Portfolio holdings such as AOL. Consequently, we reduced our holdings in EMC Corporation and AOL. Our largest holding remains in Microsoft Corporation.

During the period, our overweight positions in communications continued to grow as we added Bell Atlantic Corporation, Global Crossing Ltd. and SBC Communications Inc. While the Portfolio's communications sector overall matched the market's performance over the May quarter, our holdings in Sprint Corp. (PCS Group) and MCI WorldCom Inc. boosted the Fund's performance. Sprint PCS rose 41.7% since the Portfolio's inception, while Global Crossing increased 79.4%.

At the end of May, our weightings in basic industrials stood at 0.9% of net assets, although this was well below the S&P 500 weighting of 2.6%. The Portfolio was also overweight in healthcare capital goods at 10.1% relative to the S&P 500 weighting of 9.1%. We reduced our consumer staples position to 6.7% by May 31, 1999, compared to 9.2% after selling down our positions in The Procter & Gamble Company and Sara Lee Corporation. We also trimmed our weightings in healthcare and pharmaceuticals to 9.8% at May month-end from a high of 14.7% held in February. However, we increased our positions in Case Corporation and United Technologies Corporation.

Investment Outlook
Looking forward, we expect merger and acquisition activity to remain robust, especially in the telecommunications area where the fight for the Internet business will be a driving force. We believe that expansion of price/earnings multiples, which has driven the strong performance of many growth stocks, is unlikely to return in an uncertain interest rate environment. Therefore, in this environment we favor shares of companies that are continuing to grow earnings and are selling at lower valuations.

Current data point toward continuing growth in the US economy throughout 1999. An economic slowdown as a result of a decline in consumer spending is unlikely to occur before the end of the year. However, inflation watchers will keep a keen eye on any sign of


           May 31, 1999  4  Mercury U.S. Large Cap Fund


further acceleration as a precursor to the Federal Reserve Board's stance on interest rates. With unemployment figures still low and wage inflation subdued, we remain optimistic for the prospects for the US stock market during the rest of the year.

In Conclusion
We thank you for your investment in Mercury U.S. Large Cap Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,



(Jeffrey Peek)                     (Michael Morony)
Jeffrey Peek                        Michael Morony
President                           Portfolio Manager



July 14, 1999






OFFICERS AND DIRECTORS


Jeffrey M. Peek, Director and President
David O. Beim, Director
James T. Flynn, Director
W. Carl Kester, Director
Karen P. Robards, Director
Terry K. Glenn, Director and
  Executive Vice President
Peter John Gibbs, Senior Vice President
Donald C. Burke, Vice President and
  Treasurer
Robert E. Putney, III, Secretary


Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(888) 763-2260


           May 31, 1999  5  Mercury U.S. Large Cap Fund


FUND PERFORMANCE DATA


ABOUT FUND PERFORMANCE

The Fund offers four classes of shares, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs.

CLASS I SHARES incur a maximum initial sales charge of 5.25% and bear no ongoing distribution and account maintenance fees. Class I shares are available only to eligible investors.

CLASS A SHARES incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

CLASS B SHARES are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first two years, decreasing to 3% for each of the next two years and decreasing 1% each year thereafter to 0% after the sixth year. In addition, Class B shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A shares after approximately 8 years.

CLASS C SHARES are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C shares may be subject to a 1% contingent deferred sales charge if redeemed within one year after purchase.

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Aggregate Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



RECENT PERFORMANCE RESULTS*

                                             3 Month      Since Inception
                                           Total Return     Total Return

Class I                                        +1.75%           -0.90%
Class A                                        +1.64            -1.00
Class B                                        +1.44            -1.20
Class C                                        +1.44            -1.20

[FN]
*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in the Fund's net asset values for the periods shown, and assume reinvestment of all dividends and capital gains at net asset value on the ex-dividend date. The Fund commenced operations on 1/29/99.


           May 31, 1999  6  Mercury U.S. Large Cap Fund


FUND PERFORMANCE DATA (CONCLUDED)


AGGREGATE TOTAL RETURN

                                         % Return        % Return
                                      Without Sales     With Sales
Class I Shares*                           Charge         Charge**

Inception (1/29/99)
through 3/31/99                            +4.10%         -1.37%

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                      Without Sales     With Sales
Class A Shares*                           Charge         Charge**

Inception (1/29/99)
through 3/31/99                            +4.10%         -1.37%

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                         Without           With
Class B Shares*                            CDSC           CDSC**

Inception (1/29/99)
through 3/31/99                            +4.00%          0.00%

[FN]
 *Maximum contingent deferred sales charge
  is 4% and is reduced to 0% after 6 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                         Without           With
Class C Shares*                            CDSC           CDSC**

Inception (1/29/99)
through 3/31/99                            +4.00%         +3.00%

[FN]
 *Maximum contingent deferred sales charge
  is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


           May 31, 1999  7  Mercury U.S. Large Cap Fund


STATEMENT OF ASSETS AND LIABILITIES
As of May 31, 1999

MERCURY U.S. LARGE CAP FUND
Assets:
Investment in Mercury Master U.S. Large Cap Portfolio, at value (identified
cost--$934,820,153) (Note 1a)                                                                $923,800,042
Prepaid registration fees and other assets (Note 1d)                                              228,428
                                                                                             ------------
Total assets                                                                                  924,028,470
                                                                                             ------------

Liabilities:
Payable to distributor (Note 2)                                                                   569,092
Payable to administrator (Note 2)                                                                 107,166
Accrued expenses and other liabilities                                                            577,005
                                                                                             ------------
Total liabilities                                                                               1,253,263
                                                                                             ------------

Net Assets:
Net assets                                                                                   $922,775,207
                                                                                             ============

Net Assets Consist of:
Class I Shares of Common Stock, $.0001 par value, 100,000,000
 shares authorized                                                                           $      1,046
Class A Shares of Common Stock, $.0001 par value, 100,000,000
 shares authorized                                                                                  1,230
Class B Shares of Common Stock, $.0001 par value, 300,000,000
 shares authorized                                                                                  4,661
Class C Shares of Common Stock, $.0001 par value, 100,000,000
 shares authorized                                                                                  2,397
Paid-in capital in excess of par                                                              935,112,268
Accumulated realized capital losses on investments from the Portfolio--net                     (1,326,283)
Unrealized depreciation on investments from the Portfolio--net                                (11,020,112)
                                                                                             ------------
Net assets                                                                                   $922,775,207
                                                                                             ============

Net Asset Value:
Class I--Based on net assets of $103,709,275 and 10,461,687 shares
 outstanding                                                                                 $       9.91
                                                                                             ============
Class A--Based on net assets of $121,825,880 and 12,300,999 shares
 outstanding                                                                                 $       9.90
                                                                                             ============
Class B--Based on net assets of $460,464,062 and 46,610,386 shares
 outstanding                                                                                 $       9.88
                                                                                             ============
Class C--Based on net assets of $236,775,990 and 23,967,849 shares
 outstanding                                                                                 $       9.88
                                                                                             ============

See Notes to Financial Statements.


           May 31, 1999  8  Mercury U.S. Large Cap Fund

STATEMENT OF OPERATIONS
For the Period January 29, 1999++ to May 31, 1999

MERCURY U.S. LARGE CAP FUND
Investment Income (Notes 1b & 1c):
Investment income allocated from the Portfolio                                               $  3,085,290
Expenses allocated from the Portfolio                                                          (1,437,401)
                                                                                             ------------
Net investment income from the Portfolio                                                        1,647,889
                                                                                             ============

Expenses:
Account maintenance and distribution fees--Class B
 (Note 2)                                                                   $  1,430,771
Account maintenance and distribution fees--Class C
 (Note 2)                                                                        722,529
Registration fees (Note 1d)                                                      430,256
Administration fee (Note 2)                                                      402,644
Transfer agent fees--Class B (Note 2)                                            126,667
Account maintenance fees--Class A (Note 2)                                        93,324
Transfer agent fees--Class C (Note 2)                                             56,363
Transfer agent fees--Class A (Note 2)                                             53,513
Offering costs                                                                    44,712
Transfer agent fees--Class I (Note 2)                                             12,212
Accounting services (Note 2)                                                       5,944
Printing and shareholder reports                                                   2,500
Other                                                                                 45
                                                                            ------------
Total expenses                                                                                  3,381,480
                                                                                             ------------
Investment loss--net                                                                           (1,733,591)
                                                                                             ------------

Realized & Unrealized Loss from the Portfolio--Net:
Realized loss from the Portfolio on investments--net                                           (1,326,283)
Unrealized depreciation on investments from the Portfolio--net                                (11,020,112)
                                                                                             ------------
Net realized and unrealized loss on investments from the Portfolio                            (12,346,395)
                                                                                             ------------
Net Decrease in Net Assets Resulting from Operations                                         $(14,079,986)
                                                                                             ------------

++Commencement of operations.

  See Notes to Financial Statements.


           May 31, 1999  9  Mercury U.S. Large Cap Fund


STATEMENT OF CHANGES
IN NET ASSETS
For the Period January 29, 1999++ to May 31, 1999

MERCURY U.S. LARGE CAP FUND

Increase (Decrease) in Net Assets:
Operations:
Investment loss--net                                                                         $ (1,733,591)
Realized loss on investments from the Portfolio--net                                           (1,326,283)
Unrealized depreciation on investments from the Portfolio--net                                (11,020,112)
                                                                                             ------------
Net decrease in net assets resulting from operations                                          (14,079,986)
                                                                                             ------------

Capital Share Transactions (Note 4):
Net increase in net assets derived from capital share transactions                            936,755,193
                                                                                             ------------

Net Assets:
Total increase in net assets                                                                  922,675,207
Beginning of period                                                                               100,000
                                                                                             ------------
End of period                                                                                $922,775,207
                                                                                             ============


++Commencement of operations.

  See Notes to Financial Statements.


           May 31, 1999  10  Mercury U.S. Large Cap Fund


FINANCIAL HIGHLIGHTS


MERCURY U.S. LARGE CAP FUND
The following per share data and ratios have been derived from information provided in the financial statements.

                                                      For the Period January 29, 1999++ to May 31, 1999
Increase (Decrease) in Net Asset Value:              Class I        Class A        Class B        Class C
Per Share Operating Performance:
Net asset value, beginning of period                $  10.00       $  10.00       $  10.00       $  10.00
                                                    -----------------------------------------------------
Investment income (loss)--net                             --+++++        --+++++      (.03)          (.02)
Realized and unrealized loss on
investments from the Portfolio--net                     (.09)          (.10)          (.09)          (.10)
                                                    -----------------------------------------------------
Total from investment operations                        (.09)          (.10)          (.12)          (.12)
                                                    -----------------------------------------------------
Net asset value, end of period                      $   9.91       $   9.90       $   9.88       $   9.88
                                                    =====================================================

Total Investment Return:**
Based on net asset value per share                     (.90%)+++     (1.00%)+++     (1.20%)+++     (1.20%)+++
                                                    =====================================================

Ratios to Average Net Assets:
Expenses++++                                            .94%*         1.19%*         1.96%*         1.96%*
                                                    =====================================================
Investment income (loss)--net                           .28%*         (.04%)*        (.82%)*        (.82%)*
                                                    =====================================================

Supplemental Data:
Net assets, end of period (in thousands)            $103,709       $121,826       $460,464       $236,776
                                                    =====================================================

    *Annualized.
   **Total investment returns exclude the effects of sales loads.
   ++Commencement of operations.
 ++++Includes the Fund's share of the Portfolio's allocated expenses.
  +++Aggregate total investment return.
+++++Amount is less than $.01 per share.

     See Notes to Financial Statements.


           May 31, 1999  11  Mercury U.S. Large Cap Fund


NOTES TO FINANCIAL STATEMENTS


MERCURY U.S. LARGE CAP FUND

1 Significant Accounting Policies:
Mercury U.S. Large Cap Fund (the "Fund") is part of Mercury Asset Management Funds, Inc. (the "Corporation"). The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. The Fund seeks to achieve its investment objective by investing all of its assets in the Mercury Master U.S. Large Cap Portfolio (the "Portfolio") of Mercury Asset Management Master Trust (the "Trust"), which has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. Prior to commencement of operations on January 29, 1999, the Fund had no operations other than those relating to organizational matters and the issuance of 10,000 capital shares of the Fund on December 1, 1998 to Mercury Asset Management International Ltd. ("Mercury International") for $100,000. The Fund offers four classes of shares. Class I and Class A Shares are sold with a front-end sales charge. Class B and Class C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B Shares have certain voting rights with respect to Class A distribution expenditures). The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Valuation of securities is discussed in Note 1a of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

(b) Income--The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates.


           May 31, 1999  12  Mercury U.S. Large Cap Fund


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


(d) Prepaid registration fees--Prepaid registration fees are charged to expenses as the related shares are issued.

(e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions are accounted for on a trade date basis.

(g) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $1,733,591 have been reclassified between paid-in capital in excess of par and accumulated net investment loss. These reclassifications have no effect on net assets or net asset values per share.

2 Transactions with Affiliates:
The Corporation has entered into an Administration Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of 0.15% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

The Corporation has also entered into a Distribution Agreement and Distribution Plans with Mercury Funds Distributor ("MFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Corporation in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                              Account
                          Maintenance Fee      Distribution Fee

Class A                        0.25%                  --
Class B                        0.25%                0.75%
Class C                        0.25%                0.75%

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., and selected dealers also provide account maintenance and distribution services to the Fund. The on-going account maintenance fee compensates the Distributor, MLPF&S and selected dealers for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor, MLPF&S and selected dealers for providing shareholder and distribution-related services to Class B and Class C shareholders.


           May 31, 1999  13  Mercury U.S. Large Cap Fund


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


For the period January 29, 1999 to May 31, 1999, MFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class I and Class A Shares as follows:

                                  MFD              MLPF&S

Class I                         $178,858         $3,840,061
Class A                         $ 42,571         $4,475,293

For the period January 29, 1999 to May 31, 1999, MLPF&S received contingent deferred sales charges of $197,323 and $52,074 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $12,440 relating to transactions subject to front-end sales charge waivers in Class A.

Financial Data Services, Inc. ("FDS"), an indirect wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Corporation are officers and/or directors or trustees of the Trust, Mercury International, FAM, PSI, PFD, FDS, and/or ML & Co.

3 Investments:
Increases and decreases in the Fund's investment in the Portfolio for the period January 29, 1999 to May 31, 1999 were $936,860,192 and $2,361,645, respectively.

4 Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $936,755,193 for the period January 29, 1999 to May 31, 1999.

Transactions in capital shares for each class were as follows:
Class I Shares for the Period January 29, 1999++

to May 31, 1999                                Shares      Dollar Amount

Shares sold                                  11,040,475     $112,204,404
Shares redeemed                                (581,288)      (5,951,042)
                                            -----------     ------------
Net increase                                 10,459,187     $106,253,362
                                            ===========     ============

[FN]
++Prior to January 29, 1999 (commencement of operations), the Fund issued 2,500 shares to Mercury International for $25,000.


           May 31, 1999  14  Mercury U.S. Large Cap Fund


NOTES TO FINANCIAL STATEMENTS
(CONCLUDED)


Class A Shares for the Period January 29, 1999++
to May 31, 1999                                Shares       Dollar Amount

Shares sold                                  13,021,908     $130,676,870
Shares redeemed                                (723,409)      (7,288,570)
                                            -----------     ------------
Net increase                                 12,298,499     $123,388,300
                                            ===========     ============

[FN]
++Prior to January 29, 1999 (commencement of operations), the Fund issued 2,500 shares to Mercury International for $25,000.


Class B Shares for the Period January 29, 1999++
to May 31, 1999                                Shares      Dollar Amount

Shares sold                                  48,075,512     $481,578,245
Shares redeemed                              (1,467,626)     (14,818,009)
                                            -----------     ------------
Net increase                                 46,607,886     $466,760,236
                                            ===========     ============

[FN]
++Prior to January 29, 1999 (commencement of operations), the Fund issued 2,500 shares to Mercury International for $25,000.


Class C Shares for the Period January 29, 1999++
to May 31, 1999                                Shares      Dollar Amount

Shares sold                                  24,968,499     $250,490,253
Shares redeemed                              (1,003,150)     (10,136,958)
                                            -----------     ------------
Net increase                                 23,965,349     $240,353,295
                                            ===========     ============

[FN]
++Prior to January 29, 1999 (commencement of operations), the Fund issued 2,500 shares to Mercury International for $25,000.


           May 31, 1999  15  Mercury U.S. Large Cap Fund


<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT


MERCURY U.S. LARGE CAP FUND

The Board of Directors and Shareholders,
Mercury U.S. Large Cap Fund (One of the Series constituting
Mercury Asset Management Funds, Inc.):

We have audited the accompanying statement of assets and liabilities of Mercury U.S. Large Cap Fund as of May 31, 1999, the related statements of operations and changes in net assets, and the financial highlights for the period January 29, 1999 (commencement of operations) to May 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Mercury U.S. Large Cap Fund as of May 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the period January 29, 1999 (commencement of operations) to May 31, 1999 in conformity with generally accepted accounting principles.



Deloitte & Touche LLP
Princeton, New Jersey
July 19, 1999
</AUDIT-REPORT>


           May 31, 1999  16  Mercury U.S. Large Cap Fund


SCHEDULE OF INVESTMENTS
MERCURY MASTER U.S. LARGE CAP PORTFOLIO
                                                                                  In US Dollars

                 Shares                                                                Value       Percent of
Industries        Held                Common Stocks                   Cost           (Note 1a)     Net Assets
Aerospace        423,500      United Technologies
                              Corporation                         $ 27,559,246      $ 26,283,469        2.9%

Autos &          189,900      Ford Motor Company                    12,190,942        10,836,169        1.2
Auto Related

Beverages        357,800      PepsiCo, Inc.                         13,958,954        12,813,712        1.4

Computer &       150,650    ++America Online, Inc.                  13,606,609        17,983,844        1.9
Office           159,800    ++BMC Software, Inc.                     7,526,703         7,890,125        0.9
Equipment        174,000    ++Cisco Systems, Inc.                   19,474,914        18,955,125        2.0
                 474,800    ++Dell Computer Corporation             21,921,562        16,321,250        1.8
                 212,165    ++EMC Corporation                       22,584,019        21,136,938        2.3
                 572,600    ++Microsoft Corporation                 48,483,333        46,201,662        5.0
                  82,900    ++Yahoo! Inc.                           15,614,559        12,258,837        1.3
                                                                  ------------      ------------      ------
                                                                   149,211,699       140,747,781       15.2

Domestic         200,500      Texaco Inc.                           11,917,129        13,132,750        1.4
Oil

Electrical       389,600      General Electric Company              40,562,791        39,617,450        4.3
Equipment        189,800      Tyco International Ltd.               15,114,958        16,583,775        1.8
                                                                  ------------      ------------      ------
                                                                    55,677,749        56,201,225        6.1

Electronics      142,600      Intel Corporation                      9,483,442         7,744,963        0.8
                 246,500    ++Tellabs, Inc.                         11,529,497        14,420,250        1.6
                 188,300      Texas Instruments
                              Incorporated                          18,617,458        20,595,312        2.2
                                                                  ------------      ------------      ------
                                                                    39,630,397        42,760,525        4.6

Finance          183,400      American Express Company              19,894,780        22,225,788        2.4
Companies         92,300    ++The Goldman Sachs
                              Group, Inc.                            5,321,406         6,270,631        0.7
                 125,000      Providian Financial
                              Corporation                           12,715,991        11,992,187        1.3
                 319,400      U.S. Bancorp                          10,821,708        10,380,500        1.1
                                                                  ------------      ------------      ------
                                                                    48,753,885        50,869,106        5.5

Food             253,600    ++The Kroger Co.                        16,228,473        14,851,450        1.6
                 200,000    ++Safeway Inc.                          11,050,865         9,300,000        1.0
                                                                  ------------      ------------      ------
                                                                    27,279,338        24,151,450        2.6

Forest           228,100      Fort James Corporation                 9,048,757         8,354,163        0.9
Products


           May 31, 1999  17  Mercury U.S. Large Cap Fund


SCHEDULE OF INVESTMENTS (CONTINUED)
MERCURY MASTER U.S. LARGE CAP PORTFOLIO
                                                                                  In US Dollars

                 Shares                                                                Value       Percent of
Industries        Held                Common Stocks                   Cost           (Note 1a)     Net Assets
Household        517,900      The Dial Corporation                $ 16,281,950      $ 16,184,375        1.8%
Products          93,900      The Procter & Gamble
                              Company                                8,450,948         8,767,912        0.9
                                                                  ------------      ------------      ------
                                                                    24,732,898        24,952,287        2.7

Insurance        262,000      The Allstate Corporation               9,949,384         9,546,625        1.0
                 216,900      American International
                              Group, Inc.                           22,849,574        24,794,381        2.7
                                                                  ------------      ------------      ------
                                                                    32,798,958        34,341,006        3.7

International    326,200      Exxon Corporation                     23,565,501        26,055,225        2.8
Oil              300,700      Mobil Corporation                     28,334,432        30,445,875        3.3
                                                                  ------------      ------------      ------
                                                                    51,899,933        56,501,100        6.1

Machinery        225,000      Case Corporation                       8,188,230        10,575,000        1.1

Media            475,100    ++Infinity Broadcasting Corp.
                              (Class A)                             13,103,653        12,144,744        1.3
                 219,300      The Walt Disney Company                7,349,895         6,387,113        0.7
                                                                  ------------      ------------      ------
                                                                    20,453,548        18,531,857        2.0

Medical          203,600      Cardinal Health, Inc.                 14,628,866        12,292,350        1.4
Services         198,300      IMS Health Incorporated                7,311,908         4,883,138        0.5
                                                                  ------------      ------------      ------
                                                                    21,940,774        17,175,488        1.9

Pharma-          315,500      Bristol-Myers Squibb
ceuticals                     Company                               20,363,974        21,651,187        2.4
                 245,500      Merck & Co., Inc.                     18,236,810        16,571,250        1.8
                 181,900      Pfizer Inc.                           23,844,113        19,463,300        2.1
                 207,400      Schering-Plough Corporation           11,117,499         9,345,962        1.0
                 122,100      Warner-Lambert Company                 8,919,645         7,570,200        0.8
                                                                  ------------      ------------      ------
                                                                    82,482,041        74,601,899        8.1

Regional         113,700      Bank of America
Banks                         Corporation                            7,499,151         7,354,969        0.8
                 162,100      Bank One Corporation                  10,069,135         9,168,781        1.0
                 353,200      Fleet Financial Group, Inc.           15,238,959        14,525,350        1.6
                 508,400      Mellon Bank Corporation               17,271,220        18,143,525        1.9
                                                                  ------------      ------------      ------
                                                                    50,078,465        49,192,625        5.3

           May 31, 1999  18  Mercury U.S. Large Cap Fund


SCHEDULE OF INVESTMENTS (CONCLUDED)
MERCURY MASTER U.S. LARGE CAP PORTFOLIO
                                                                                  In US Dollars

                 Shares                                                                Value       Percent of
Industries        Held                Common Stocks                   Cost           (Note 1a)     Net Assets
Retailing        256,600      CVS Corporation                     $ 13,801,146      $ 11,803,600        1.3%
                 240,900      The Home Depot, Inc.                  14,422,316        13,701,188        1.5
                 168,400    ++Kohl's Corporation                    11,257,205        11,482,775        1.2
                 315,700    ++Staples, Inc.                          8,885,110         9,056,644        1.0
                 674,260      Wal-Mart Stores, Inc.                 28,864,335        28,740,333        3.1
                 498,900      Walgreen Co.                          15,204,368        11,599,425        1.3
                                                                  ------------      ------------      ------
                                                                    92,434,480        86,383,965        9.4

Savings &        220,000      Washington Mutual, Inc.                9,145,934         8,401,250        0.9
Loan

Telephones       334,250      AT&T Corp.                            20,452,098        18,550,875        2.0
                 187,700    ++Airtouch Communications,
                              Inc.                                  17,569,287        18,863,850        2.0
                 217,700      Bell Atlantic Corporation             12,720,717        11,919,075        1.3
                 226,700    ++Global Crossing Ltd.                   6,349,901        10,768,250        1.2
                 278,400    ++MCI WorldCom Inc.                     22,732,002        24,029,400        2.6
                 146,000      SBC Communications Inc.                7,781,869         7,464,250        0.8
                 258,600      Sprint Corp. (FON Group)              22,801,294        29,157,150        3.2
                 214,500    ++Sprint Corp. (PCS Group)               8,441,764         9,652,500        1.0
                                                                  ------------      ------------      ------
                                                                   118,848,932       130,405,350       14.1

                              Total Investments                   $908,232,289       897,212,177       97.1
                                                                  ============
                              Time Deposit*                                           24,981,000        2.7

                              Other Assets Less Liabilities                            1,606,964        0.2
                                                                                    ------------      ------
                              Net Assets                                            $923,800,141      100.0%
                                                                                    ============      ======

 *Time deposit bears interest at 4.75% and matures on 6/01/1999.
++Non-income producing security.

  See Notes to Financial Statements.


           May 31, 1999  19  Mercury U.S. Large Cap Fund


STATEMENT OF ASSETS AND
LIABILITIES
As of May 31, 1999

MERCURY MASTER U.S. LARGE CAP PORTFOLIO
Assets:
Investments, at value (identified cost--$908,232,289) (Note 1a)                              $897,212,177
Cash                                                                                                  989
Time Deposits                                                                                  24,981,000
Receivables:
 Contributions                                                                $2,300,647
 Dividends                                                                       707,876
 Interest                                                                          3,296        3,011,819
                                                                             -----------
Prepaid expenses and other assets                                                                  16,285
                                                                                             ------------
Total assets                                                                                  925,222,270
                                                                                             ------------

Liabilities:
Payables:
 Withdrawals                                                                     984,853
 Investment adviser (Note 2)                                                     357,476        1,342,329
                                                                            ------------
Accrued expenses and other liabilities                                                             79,800
                                                                                             ------------
Total liabilities                                                                               1,422,129
                                                                                             ------------

Net Assets:
Net assets                                                                                   $923,800,141
                                                                                             ============

Net Assets Consist of:
Partners' capital                                                                            $934,820,253
Unrealized depreciation on investments--net                                                   (11,020,112)
                                                                                             ------------
Net assets                                                                                   $923,800,141
                                                                                             ============

See Notes to Financial Statements.


           May 31, 1999  20  Mercury U.S. Large Cap Fund


STATEMENT OF OPERATIONS
For the Period January 29, 1999++ to May 31, 1999

MERCURY MASTER U.S. LARGE CAP PORTFOLIO
Investment Income (Notes 1d & 1e):
Dividends                                                                                    $  2,164,010
Interest and discount earned                                                                      921,280
                                                                                             ------------
Total income                                                                                    3,085,290
                                                                                             ============

Expenses:
Investment advisory fees (Note 2)                                           $  1,343,092
Custodian fees                                                                    39,152
Accounting services (Note 2)                                                      30,840
Trustees' fees and expenses                                                       11,265
Professional fees                                                                  8,000
Offering costs                                                                     3,452
Pricing fees                                                                       1,600
                                                                            ------------
Total expenses                                                                                  1,437,401
                                                                                             ------------
Investment income--net                                                                          1,647,889
                                                                                             ------------

Realized & Unrealized Loss on Investments--Net
(Notes 1b, 1c, 1e & 3):
Realized loss from investments--net                                                            (1,326,283)
Unrealized depreciation on investments--net                                                   (11,020,112)
                                                                                             ------------
Net realized and unrealized loss on investments                                               (12,346,395)
                                                                                             ------------
Net Decrease in Net Assets Resulting from Operations                                         $(10,698,506)
                                                                                             ============

++Commencement of operations.

  See Notes to Financial Statements.


           May 31, 1999  21  Mercury U.S. Large Cap Fund


STATEMENT OF CHANGES
IN NET ASSETS
For the Period January 29, 1999++ to May 31, 1999

MERCURY MASTER U.S. LARGE CAP PORTFOLIO

Increase (Decrease)in Net Assets:
Operations:
Investment income--net                                                                       $  1,647,889
Realized loss on investments--net                                                              (1,326,283)
Unrealized depreciation on investments--net                                                   (11,020,112)
                                                                                             ------------
Net decrease in net assets resulting from operations                                          (10,698,506)
                                                                                             ------------

Net Capital Contributions:
Increase in net assets derived from net capital contributions                                 934,398,547
                                                                                             ============

Net Assets:
Total increase in net assets                                                                  923,700,041
Beginning of period                                                                               100,100
                                                                                             ------------
End of period                                                                                $923,800,141
                                                                                             ============


++Commencement of operations.

  See Notes to Financial Statements.


           May 31, 1999  22  Mercury U.S. Large Cap Fund


FINANCIAL HIGHLIGHTS
MERCURY MASTER U.S. LARGE CAP PORTFOLIO

The following ratios have been derived from information provided in the financial statements.
                                                                                           For the Period
                                                                                         January 29, 1999++
                                                                                          to May 31, 1999
Ratios to Average Net Assets:
Expenses                                                                                             .54%*
                                                                                             ============
Investment income--net                                                                               .61%*
                                                                                             ============

Supplemental Data:
Net assets, end of period (in thousands)                                                     $    923,800
                                                                                             ============
Portfolio turnover                                                                                 17.13%
                                                                                             ============

  *Annualized.
++Commencement of operations.

See Notes to Financial Statements.


           May 31, 1999  23  Mercury U.S. Large Cap Fund



NOTES TO FINANCIAL STATEMENTS


MERCURY MASTER U.S. LARGE CAP PORTFOLIO

1 Significant Accounting Policies:
Mercury Master U.S. Large Cap Portfolio (the "Portfolio") is part of Mercury Asset Management Master Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940 and is organized as a Delaware business trust. The Portfolio's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions and the last available ask price for short positions. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Securities traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Short positions in securities traded in the over-the-counter market are valued at the last available ask price prior to the time of valuation. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair market value, as determined in good faith by or under the direction of the Trust's Board of Trustees.

(b) Derivative financial instruments--The Portfolio may engage in various portfolio investment strategies to seek to increase its return by hedging its holdings against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Portfolio may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.


           May 31, 1999  24  Mercury U.S. Large Cap Fund


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


* Options--The Portfolio is authorized to purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Portfolio is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Portfolios' records. However, the effect on operations is recorded from the date the Portfolio enters into such contracts.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--The Portfolio is classified as a partnership for Federal income tax purposes. As a partnership for Federal income tax purposes, the Portfolio will not incur Federal income tax liability. Items of partnership income, gain, loss and deduction will pass through to investors as partners in the Portfolio. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.


           May 31, 1999  25  Mercury U.S. Large Cap Fund


NOTES TO FINANCIAL STATEMENTS
(CONCLUDED)


2 Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Mercury Asset Management International Ltd. ("Mercury International"), an affiliate of Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

Mercury International is responsible for the management of the Portfolios' investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays a monthly fee at an annual rate of 0.50% of the average daily value of the Portfolios' net assets. The Trust has entered into a Sub-Advisory Agreement with FAM with respect to the Portfolio, pursuant to which FAM provides investment advisory services with respect to the Portfolio's daily cash assets. Mercury International has agreed to pay FAM a fee in an amount to be determined from time to time by both parties but in no event in excess of the amount that Mercury International actually receives for providing services to the Trust pursuant to the Investment Advisory Agreement.

Accounting services are provided to the Portfolio by FAM at cost.

Certain officers and/or trustees of the Trust are officers and/or directors of Mercury Asset Management, Inc., Mercury International, FAM, PSI, and/or ML & Co.

3 Investments:
Purchases and sales of investments, excluding short-term securities, for the period January 29, 1999 to May 31, 1999 were $1,043,104,616 and $131,794,119, respectively.

Net realized gains (losses) for the period January 29, 1999 to May 31, 1999 and net unrealized losses as of May 31, 1999 were as follows:

                                             Realized         Unrealized
                                          Gains (Losses)        Losses

Long-term investments                    $   (3,078,208)    $(11,020,112)
Financial futures contracts                   1,751,925               --
                                         --------------     ------------
Total                                    $   (1,326,283)    $(11,020,112)
                                         ==============     ============


As of May 31, 1999, net unrealized depreciation for Federal income tax purposes aggregated $11,634,836, of which $41,957,168 related to appreciated securities and $53,592,004 related to depreciated securities. At May 31, 1999, the aggregate cost of investments for Federal income tax purposes was $908,847,013.

4 Capital Loss Carryforward:
At May 31, 1999, the Portfolio had a net capital loss carryforward of approximately $712,000, all of which expires in 2007. This amount will be available to offset like amounts of any future taxable gains.


           May 31, 1999  26  Mercury U.S. Large Cap Fund


<AUDIT-REPORT>
MERCURY MASTER U.S. LARGE CAP PORTFOLIO

The Board of Trustees and Shareholders,
Mercury Master U.S. Large Cap Portfolio (One of the Series constituting Mercury Asset Management Master Trust):

We have audited the accompanying statement of assets and liabilities of Mercury Master U.S. Large Cap Portfolio, including the schedule of investments, as of May 31, 1999, the related statements of operations and changes in net assets, and the financial highlights for the period January 29, 1999 (commencement of operations) to May 31, 1999. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at May 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Mercury Master U.S. Large Cap Portfolio as of May 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the period January 29, 1999 (commencement of operations) to May 31, 1999 in conformity with generally accepted accounting principles.



Deloitte & Touche LLP
Princeton, New Jersey
July 19, 1999
</AUDIT-REPORT>


           May 31, 1999  27  Mercury U.S. Large Cap Fund